Exhibit 10.7

THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN NOTE PURCHASE AREEMENT DATED AS OF JUNE 10, 2004 BETWEEN TIMEPAYMENT CORP., LLC AND AMPAC CAPITAL SOLUTIONS, LLC, AS SUCH AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.

                          SUBORDINATED PROMISSORY NOTE
                          ----------------------------

                                                           Boston, Massachusetts
$2,000,000                                             Dated as of June 10, 2004


         FOR VALUE RECEIVED, the undersigned, TIMEPAYMENT CORP., LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay AMPAC CAPITAL SOLUTIONS, LLC, a Nevada limited liability company (the "Subordinated Lender"), or to its order, having its principal place of business at 7380 S. Eastern Avenue, Suite 150, Las Vegas, Nevada 89123, in lawful money of the United States of America and in immediately available funds, on the Final Maturity Date, the principal amount of Two Million Dollars ($2,000,000), or so much thereof as is then outstanding under this Subordinated Promissory Note (this "Note"), in accordance with and pursuant to Section 2.2 of that certain Note Purchase Agreement between the Borrower and the Subordinated Lender dated as of June 10, 2004, as may be amended, restated, supplemented or otherwise modified from time to time (the "Subordinated Note Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Subordinated Note Agreement. The Borrower further agrees to pay interest in arrears in like money on the unpaid principal amount hereof from time to time outstanding, whether before or after maturity, at the rates and on the dates specified in the Subordinated Note Agreement.

         A. Payment of Principal and Interest.

         1. The aggregate principal amount outstanding hereunder shall be payable as provided in the Subordinated Note Agreement. This Note may be prepaid in accordance with the terms and provisions of the Subordinated Note Agreement. This Note is also subject to mandatory prepayment in certain circumstances as provided in the Subordinated Note Agreement.

         2. Except as otherwise provided in Section A.3 below, all principal and interest hereunder are payable in lawful money of the United States of America to the Subordinated Lender at its address specified above in immediately available funds as provided in the Subordinated Note Agreement on the dates on which such payments shall become due.

         3. Notwithstanding any other provision of this Note, at the Subordinated Lender's election at any time following the Commitment Expiration Date and at any time prior to payment of the Note in full, pursuant to the terms and conditions of the respective Warrant Certificates (including without limitation certain vesting, exercise and transfer restrictions), the Subordinated Lender may exercise any option, warrant or other right it may own or possess from time to time to acquire Common Stock of the Parent in compliance with such option, warrant or other right (any such exercise, an "Exercise"). The Subordinated Lender shall be entitled, but not required, to pay for any Parent Common Stock acquired pursuant to any Exercise by notifying the Parent and the Borrower in writing of its decision to forgive an amount then due and owing under this Note equal to the price payable by the Subordinated Lender for the Parent Common Stock upon such Exercise ("Exercise Amount"). Any Exercise Amount shall be credited for purposes of this Note first to interest accrued and owing and then to principal. By its acknowledgement and agreement attached to this Note, the Parent agrees that forgiveness by the Subordinated Lender from amounts owing pursuant to this Note of the Exercise Amount in connection with any Exercise shall be good and valid consideration and payment for the Parent Common Stock issuable to the Subordinated Lender upon such Exercise. To the extent of any actual or perceived conflict between the terms of this Section A.3 and any other term of this Note or between this Section A.3 and any term of any other agreement between or among the Subordinated Lender, the Borrower or the Parent, the terms of this Section A 3 shall control and be binding. Without limiting the foregoing, no Exercise pursuant to which the Subordinated Lender elects to forgive the Exercise Amount from amounts owing hereunder shall constitute a breach of or default under Section B of this Note.

         B. Subordination. This Note shall at all times be wholly subordinate and junior in right of payment to all Senior Obligations to the extent and in the manner provided in this Part B.

         1. Definitions. The following terms shall have the following meanings. All other capitalized terms used herein without definition shall have the meanings assigned to them in the Subordinated Note Agreement.

            1.1 Agent. Any administrative or collateral agent acting on behalf of any one or more Senior Lenders and as indicated in a written notice provided to the Subordinated Lender by the Borrower and such Senior Lender(s) stating that such agent has been requested and authorized to act as agent for such Senior Lender(s) hereunder pursuant to the terms of the applicable Senior Credit Agreement (s). The Borrower agrees that any Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, each of such Senior Lenders. Without limiting the generality of the foregoing, such Agent is authorized to execute and deliver, from time to time, on behalf of the applicable Senior Lender(s), any and all amendments and modifications to this Note and any and all waivers to any conditions herein or any default hereunder.

            1.2 Bankruptcy or Liquidation Event. (a) Any dissolution, winding-up or liquidation of a Debtor, partial or complete, whether or not involving insolvency or bankruptcy proceedings, (b) any bankruptcy, insolvency, receivership or other statutory or common law proceedings or assignment for the benefit of creditors involving a Debtor or any marshalling of the assets or liabilities of a Debtor, (c) any proceeding by or against a Debtor for relief of any kind under any bankruptcy or insolvency law(s) relating to the relief of debtors or readjustments, reorganizations, compositions or extensions of indebtedness, or (d) any other marshalling of the assets of any Debtor.

            1.3 Debtor. The Borrower, the Parent or any of their respective Affiliates.

            1.4 Liabilities. When used with respect to any Debtor, the term "Liabilities" shall mean indebtedness, obligations and liabilities of such Debtor to the designated Person(s), whether the same is now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, liquidated or unliquidated, matured or unmatured, disputed or undisputed, legal or equitable, and however made or evidenced.

            1.5 Maximum Senior Debt Amount. The sum of (a) $75,000,000 plus (b) any additional Indebtedness incurred as permitted under Section 6.1 of the Subordinated Note Agreement.

            1.6 Payment in Full. The expressions "prior payment in full", "payment in full", "paid or satisfied in full", "paid in full" and any other similar phrases, when used herein with respect to the Senior Obligations, shall mean the indefeasible, full and final payment in cash, in immediately available funds, of all the Senior Obligations, whether or not any of the Senior Obligations shall have been voided, disallowed or subordinated pursuant to any provisions of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, in any case whether asserted directly or indirectly.

            1.7 Required Senior Lenders. For purposes of Sections 2.7 and 2.8 of this Part B, those Senior Lenders having the right to consent to amendments of the Subordinated Documents and to approve agreements effecting any transfer of the Subordinated Obligations, respectively, pursuant to the terms of their respective Senior Credit Agreements.

            1.8 Senior Covenant Default. Any "Event of Default", as defined in any agreement pertaining to Senior Obligations, other than a Senior Payment Default.

            1.9 Senior Credit  Agreements.  Any and all loan agreements,  credit agreements, indentures, reimbursement agreements and other agreements providing for the extension of credit to the Borrower by one or more Senior Lenders (including but not limited to the Credit Agreement entered into by the Borrower with Acorn Capital Group, LLC, a Delaware limited liability company, dated as of June 10, 2004), in each case as the same may be amended, extended, renewed, restated, supplemented or otherwise modified from time to time in accordance with their respective terms, and any additional agreement or agreements entered into from time to time governing Indebtedness incurred to refinance, replace, restructure or refund in whole or in part the extensions of credit and the maximum commitments thereunder and under such additional agreement(s) (whether, in any case, with the original Senior Lender and its successors and assigns or otherwise, and whether provided under the original Senior Credit Agreement or other credit agreements or otherwise).

            1.10 Senior Credit Documents. The Senior Credit Agreements, the Senior Notes, the Senior Security Documents and any and all other documents pertaining to Senior Obligations.

            1.11 Senior Default. A Senior Payment Default or a Senior Covenant Default.

            1.12 Senior Lender. Any holder of any Senior Obligation (including any Affiliate of such Senior Lender and their respective successors and assigns).

            1.13 Senior Notes. Any and all promissory notes issued pursuant to any and all of the Senior Credit Agreements.

            1.14 Senior Obligations. All Liabilities of any or all of the Debtors designated from time to time as Senior Obligations by a written notice to the Subordinated Lender from the Borrower (including without limitation interest accruing after the maturity of such Liabilities and interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or similar proceeding relating to any Debtor, whether or not such post-filing or post-petition interest is allowed in such proceeding and whether the applicable Senior Lender(s) is (or are) oversecured or undersecured) and other fees, charges and other amounts due on or under the applicable Senior Credit Agreements, Senior Notes and Senior Security Documents. Notwithstanding the foregoing, in no event shall the aggregate principal amount of all Senior Obligations exceed the Maximum Senior Debt Amount (as defined in
        Section 1.5). The term "Senior Obligations" shall include any renewals, extensions, refinancings, modifications or refundings of the Liabilities described above in this Section 1.14.

            1.15  Senior  Payment  Default.   Any  default  in  the  payment  of
        principal, interest or fees under any Senior Obligation when due in accordance with the terms and conditions thereof.

            1.16 Senior Security Documents. Any and all guaranties, security agreements, pledge agreements and other documents pursuant to which any of the Senior Obligations are secured.

            1.17 Subordinated Default. Any "Event of Default", as defined in the Subordinated Note Agreement.

            1.18 Subordinated Documents. The Subordinated Note Agreement, the Notes, the Subordinated Conditional Guaranty, the Warrant Certificates, the Registration Rights Agreement and any and all other documents pertaining to Subordinated Obligations.

            1.19 Subordinated Obligations. All Liabilities owed by any or all of the Debtors to the Subordinated Lender, including without limitation all such Liabilities (a) in respect of subrogation rights under any guaranty or any other rights to be subrogated to the rights of the holders of the Senior Obligations in respect of payments or distributions of assets of, or ownership interests in, the Debtors made on the Senior Obligations,
        (b) under the Subordinated  Note Agreement and the  Subordinated  Notes,
        (c) under the Subordinated Conditional Guaranty and (d) as compensation or in respect of any ownership interests (or warrants, options or other rights for the purchase thereof) in any Debtor issued or sold to the Subordinated Lender, including without limitation the Warrant Certificates and the Warrant Shares, whether by dividend, redemption, repurchase or otherwise.

         2. Terms of Subordination.

            2.1 Subordination. The Subordinated Lender hereby (a) covenants and agrees that the Subordinated Obligations are and shall be subordinate and subject in right of payment to the prior payment in full of all of the Senior Obligations, whether or not any portion of the Senior Obligations shall have been voided, disallowed or subordinated pursuant to Section 548 of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the United States Bankruptcy Code, and (b) irrevocably directs the Borrower to make such payment in full, and all other payments in respect of the Senior Obligations contemplated by this Note and referred to below, to the Senior Lenders (or their Agent(s), as applicable) before making any payments or distributions of any kind in respect of the Subordinated Obligations, except as provided in Section 2.4. In furtherance of the foregoing, except as provided in Sections 2.3 and 2.4, the Subordinated Lender will not demand, accept or receive, any payment of interest, principal or any other amount on account of the Subordinated Obligations or as a sinking fund for any Subordinated Obligations, or in respect of any redemption, retirement, prepayment, purchase or other acquisition of any Subordinated Obligations, including without limitation any dividends or other distributions, or exercise any right of set-off or recoupment until all of the Senior Obligations shall have been paid in full.

            2.2 Distributions in Bankruptcy or Liquidation Events.

            (a) Distributions. Anything in the Subordinated Documents to the contrary notwithstanding, in the event of any distribution, division or application, in whole or in part, voluntary or involuntary, by operation of law or otherwise, of the assets of any Debtor or the proceeds thereof, to or for the benefit of any of the Debtors' creditors arising by reason of a Bankruptcy or Liquidation Event, then all Senior Obligations shall first be paid in full before any payment is made upon any Subordinated Obligations; and any payment or distribution of any kind or character (whether in cash, property or securities and whether or not any of such Senior Obligations has been disallowed, or estimated for purpose of allowance, under the United States Bankruptcy Code or otherwise) made upon or in respect of the Subordinated Obligations in violation of this Note shall be paid over to the Senior Lenders (or their Agent(s), as applicable), for application in payment of the Senior Obligations, unless and until the Senior Obligations shall have been paid or satisfied in full.

            (b) Authority to Act for Creditor. If the Subordinated Lender fails to file a proper claim or proof of debt therefor prior to thirty (30) days before the expiration of the time to file such claim or proof, then the Senior Lenders (and/or their Agent(s), as applicable) are hereby permitted and authorized (but not obligated) for the specified and limited purpose set forth in this paragraph, to file such claim or proof for or on behalf of such holder at any time prior to the expiration of the time to file such claim or proof; provided, however, that the Senior Lenders (and/or such Agent(s)) shall promptly deliver a copy of any such claim or proof so filed to the Subordinated Lender. Upon written request of any Senior Lender (or any Agent, as applicable), the Subordinated Lender shall confirm to the Senior Lenders (and such Agent) whether the Subordinated Lender shall have in fact filed a proof of claim in order for the Senior Lenders (and their Agent(s), as applicable) to exercise their rights in this paragraph. Nothing contained in this Note shall be interpreted or construed to impair the voting rights of the Subordinated Lender in any meeting relating to any Reorganization or Liquidation Event, except that the Subordinated Lender hereby covenants to the Senior Lenders that the Subordinated Lender shall not vote in favor of any reorganization plan (whether under Chapter 11 of the United States Bankruptcy Code or other statute or law) that any Senior Lender opposes.

            (c) Additional Action. The Subordinated Lender agrees duly and promptly to file appropriate proofs of claim in respect of the Subordinated Obligations and to execute and deliver to the Senior Lenders, or their Agent(s), as applicable, promptly following request, such assignments, proofs of claim or other instruments as may be reasonably requested by any Senior Lender (and/or their Agent(s)) to enable the Senior Lender (and/or their Agent(s)) to enforce any and all claims upon or with respect to the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations.

            (d) Payments Held in Trust. In the event that any payment of principal or interest or other payment or distribution of assets of any Debtor shall be collected or received by the Subordinated Lender in violation of the subordination provisions of this Part B, before payment in full of all of the Senior Obligations, the Subordinated Lender shall forthwith deliver the same to the Senior Lenders (and/or their Agent(s), as applicable), in the form received, together with any endorsement and assignment necessary to make such delivery, for application to the Senior Obligations, whether then due or not due. If the Subordinated Lender shall fail to make such endorsement or assignment, the Senior Lenders (or such Agent(s) or any of their respective officers) are hereby irrevocably authorized to make the same. Until so delivered, the Subordinated Lender shall hold such payment or distribution in trust as the property of the Senior Lenders, segregated from all other funds and property held by the Subordinated Lender.

            2.3 Permitted Payments of Subordinated Obligations.

            (a) For so long as no Senior Default has occurred and is continuing, or would occur as a result of such a payment, the Borrower may pay when due, but not in advance, and so long as it has not received a Blockage Notice (defined below) which shall not be required in the case of a Senior Payment Default, the Subordinated Lender may receive and retain, (i) all payments of interest in arrears under the Subordinated Notes, (ii) all regularly scheduled payments of principal under Section 2.2 of the Subordinated Note Agreement and (iii) all amounts due to the Subordinated Lender pursuant to Sections 2.10 and 8.3(a) of the Subordinated Note Agreement.

            (b) Upon receipt by the Borrower and the Subordinated Lender of a Blockage Notice (as defined below) or immediately upon the occurrence and during the continuation of a Senior Payment Default, then unless and until (i) all Senior Defaults that gave rise to the Blockage Notice shall have been remedied or effectively waived or shall have ceased to exist, or (ii) the Senior Obligations in respect of which such Senior Defaults shall have occurred shall have been paid in full, no direct or indirect payment (in cash, property, securities or by set-off or otherwise) of or on account of any Subordinated Obligation or as a sinking fund for any Subordinated Obligations or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Obligations shall be made prior to the expiration of the Blockage Period (as defined below). Notwithstanding the foregoing and except in the case of a Senior Payment Default, all amounts paid with respect to the Subordinated Obligations as permitted under Section 2.3(a), prior to the receipt of the Blockage Notice in question by the Subordinated Lender, may be retained by the Subordinated Lender.

            (c) For purposes of this Section 2.3, a "Blockage Notice" is a notice of a Senior Default that has occurred and is continuing, given to the Borrower and the Subordinated Lender by a Senior Lender (or an Agent, as applicable).

            (d) For purposes of this Section 2.3, a "Blockage Period" with respect to a Blockage Notice is the period commencing upon receipt of such Blockage Notice by the Borrower and the Subordinated Lender and having a duration as follows:

               (i) unlimited, if the Senior Default to which the Blockage Notice refers is a Senior Payment Default; or

               (ii) 180 days, if the Senior Default to which the Blockage Notice refers is a Senior Covenant Default.

         (e) Notwithstanding any provision contained in this Section 2.3 to the contrary:

              (i) the Borrower shall not be prohibited from making, and the Subordinated Lender shall not be prohibited from receiving and retaining, payments in respect of the Subordinated Obligations pursuant to Section 2.3(d)(ii) hereof for more than an aggregate of 179 days within any 360 day period;

              (ii) there shall not be more than two Blockage Notices given in any 360-day period in respect of a Senior Covenant Default under Section 2.3(d)(ii) hereof;

              (iii) no Senior Covenant Default (or event which, with the giving of notice and/or the passage of time would constitute a Senior Covenant Default) existing on the date on which any Blockage Notice is given to the Subordinated Lender shall be used as a basis for any subsequent Blockage Notice, unless such Senior Covenant Default (or event which, with the giving of notice and/or the passage of time would constitute a Senior Covenant Default) shall have ceased to exist for a period of at least 180 consecutive days (it being acknowledged that any subsequent action or any breach of any financial covenant, for a period commencing, or as at a date occurring, after the date of commencement of such Blockage Period, that in either case, would give rise to a Senior Covenant Default pursuant to any provisions under which a Senior Covenant Default previously existed or was continuing shall constitute a new Senior Covenant Default for this purpose); and

              (iv) once all Senior Defaults which gave rise to the Blockage Notice in question shall have been remedied or effectively waived or shall have ceased to exist or the Senior Obligations in respect of which such Senior Defaults shall have occurred shall have been paid in full, thereafter (unless another Blockage Period shall then be in effect or unless any Senior Obligation shall have matured, by lapse of time, acceleration, required prepayment or otherwise) all amounts which would have been payable hereunder with respect to the Subordinated Obligations but for the existence of the Blockage Period effected by the Blockage Notice delivered with respect to the Senior Default in question shall be immediately payable in their entirety.

         2.4 Limitation on Exercise of Remedies by the Subordinated Lender.

         (a) In the event that any Subordinated Default shall occur, the Subordinated Lender shall not be entitled to, and will not, (i) ask, demand or sue for, or take or receive from any Debtor, by set-off or otherwise, payment of all or any portion of the Subordinated Obligations (including without limitation the Subordinated Conditional Guaranty) or any collateral provided therefor; (ii) accelerate any Subordinated Obligations; (iii) exercise any of its remedies in respect of any Subordinated Obligations; (iv) initiate or join in any litigation or other proceedings against, or reorganization of, any Debtor; or (v) foreclose or otherwise realize on any security given by any Debtor or any other Person (including any guarantor) to secure the Subordinated Obligations; in any such case unless and until the earliest to occur of the following:

                  (A) the Senior Lenders shall have caused the Senior Obligations to become due prior to their stated maturity and shall have commenced the exercise of material remedies under the Senior Security Documents;

                  (B) a Subordinated Default pursuant to Section 7.1(h) or 7.1(i) of the Subordinated Note Agreement shall have commenced; and

                  (C) any other Subordinated Default shall have occurred under the Subordinated Note Agreement and the Subordinated Lender shall have provided to the Senior Lenders (and their Agent(s), as applicable) and the Borrower written notice of the Subordinated Lender's ability (under the terms of the Subordinated Note Agreement) to accelerate on account of the occurrence of such Subordinated Default (a "Remedy Notice"), such Remedy Notice shall have been received by the Senior Lenders (and such Agents) and the Borrower and 180 days shall have elapsed following such receipt (in any such case, the "Remedy Standstill Period").

         (b) Notwithstanding the foregoing, the Remedy Standstill Period shall be inapplicable or cease to be effective if the Senior Lenders shall have caused the Senior Obligations to become due prior to their stated maturity and shall have commenced the exercise of material remedies under the Senior Security Documents or a Subordinated Default pursuant to Section 7.1(h) or 7.1(i) of the Subordinated Note Agreement shall have occurred.

         (c) Upon the expiration or termination of any Remedy Standstill Period, the Subordinated Lender shall be entitled to exercise any of its rights with respect to the Subordinated Obligations (but otherwise subject to the subordination and other provisions of this Note) other than any right to accelerate the maturity date of any Subordinated Obligation based upon the occurrence of any Subordinated Default in respect thereto which has been cured or otherwise remedied during such Remedy Standstill Period.

         2.5 Covenants to Cooperate.  In addition to its agreements set forth in
Section  2.4,  the  Subordinated   Lender,  in  its  capacity  as  a  holder  of
Subordinated Obligations, agrees to take such actions as may be reasonably necessary or appropriate, and otherwise to cooperate with the Senior Lenders (and their Agent(s), as applicable) to effectuate the subordination provided hereby. In furtherance thereof, the Subordinated Lender agrees (a) not to oppose any motion filed or supported by any Senior Lender for relief from stay or for adequate protection in respect of the Senior Obligations; (b) not to oppose any motion supported by any Senior Lender for any Debtor's use of cash collateral or post-petition borrowing from any Senior Lender; (c) not to institute against any Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law, until such time as the Senior Obligations have been paid in full; and (d) not otherwise to (i) impede, interfere with or restrict or restrain the exercise by the Senior Lenders (and their Agent(s), as applicable) of their rights and remedies under the Senior Credit Documents or (ii) take or permit any action prejudicial to or inconsistent with the priority position over the Subordinated Lenders that is created in favor of the Senior Lenders by this Note.

         2.6 Violation of Agreements to Take No Action and Cooperate. If the Subordinated Lender shall commence, prosecute or participate in any suit, action or proceeding against any Debtor or take any other action in any legal proceeding involving any Debtor in violation of this Note, such Debtor may interpose this Note as a defense or plea and each of the Senior Lenders (and each of their Agent(s), as applicable) are irrevocably authorized to intervene and to interpose such defense or plea in its or any Debtor's name. Without limiting the generality of Section 3 below, if the Subordinated Lender attempts to enforce or realize upon any security for the Subordinated Obligations in violation of this Note, any Debtor, any Senior Lender or any Agent (in such Debtor's, such Senior Lender's or such Agent's name) may by virtue of this Note restrain such realization or enforcement.

         2.7 No Amendment of Subordinated Obligations. The Subordinated Lender shall not, without the prior written consent of the Required Senior Lenders, amend or permit the amendment of the terms of any instrument or agreement evidencing any Subordinated Obligations the effect of which is to (a) increase the maximum principal amount or rate of interest under the Subordinated Notes (it being understood that the imposition of a default rate of interest contained in the Subordinated Documents as in effect on the date hereof shall not be restricted by this clause (a)), (b) accelerate the dates (including maturity dates) upon which payments of principal or interest on the Subordinated Notes are due, (c) add or make more restrictive any event of default, any financial covenant (including the definitions applicable thereto) or any other covenant with respect to the Subordinated Notes set forth in the Subordinated Documents (as in effect on the date hereof), (d) change the redemption or prepayment provisions of the Subordinated Notes, (e) amend the Warrant to increase the shares of capital stock of the Parent issuable upon exercise thereof, (f) provide for the issuance to the Subordinated Lender of any additional warrants or other equity securities in any Debtor in violation of any Senior Credit Agreement, or (g) change, amend or supplement any other term of the Subordinated Documents if such change, amendment or supplementation would materially increase the obligations of the Borrower or confer additional material rights on the Subordinated Lender or any other holder of the Subordinated Notes in a manner adverse to the Borrower or any Senior Lender (or any Agent).

         2.8 No Transfer of Subordinated Obligations. The Subordinated Lender will not sell, assign or transfer any of its interest in the Subordinated Obligations, unless the buyer, assignee or transferee thereof shall agree in writing to become bound by the provisions of this Note pursuant to a written agreement in form and substance satisfactory to the Required Senior Lenders (or their Agent(s), as applicable) executed by the buyer, assignee or transferee, an original copy of which shall have been furnished to the Senior Lenders (and such Agent(s)). In addition, the Subordinated Lender shall not grant or agree to any subordination in respect of the Subordinated Obligations or grant a security interest or participation in any of the Subordinated Obligations to any Person other than the Senior Lenders. In addition, the Subordinated Lender shall not grant or agree to any subordination in respect of the Subordinated Obligations or grant a security interest or participation in any of the Subordinated Obligations to any Person other than the Senior Lenders and to Persons to whom the Senior Lenders shall have granted or agreed to any subordination in respect of the Senior Obligations or granted a security interest or participation in any of the Senior Obligations.

         3. No Collateral. The Subordinated Lender will not take or enjoy any collateral to secure the Subordinated Obligations. Without limiting the generality of the foregoing, none of the Senior Lenders (or their Agent(s), as applicable) shall have any duty to the Subordinated Lender with respect to the preservation or maintenance of any collateral or the manner in which the Senior Lenders (or such Agent(s)) enforce their respective rights in such collateral or to preserve or maintain the rights of any Person in any collateral, and the Subordinated Lender hereby waives (a) any claims which it may now or hereafter have against the Senior Lenders (or such Agent(s)) which relate to such preservation, maintenance or enforcement and (b) the right to require the Senior Lenders (or such Agent(s)) to marshal any collateral, to enforce any security interest or lien the Senior Lenders (or such Agent(s)) may now or hereafter have in any collateral securing the Senior Obligations or to pursue any claim any of the Senior Lenders (or any such Agent) may have against any guarantor of the Senior Obligations, as a condition to the Senior Lenders' (and such Agent(s)') entitlement to receive any payment on account of the Subordinated Obligations.

         4. Agreements with Respect to Loan Documents.

         (a) The Subordinated Lender hereby agrees that at any time, and from time to time, without the consent of, or notice to, the Subordinated Lender, the Senior Lenders (and their Agent(s), as applicable) may, in their sole discretion, (i) modify or amend (with consent of other parties to the agreements so affected), grant consents under and waivers of or release any of the terms of the Senior Credit Agreements, the Senior Notes, the Senior Security Documents or any of the other Senior Credit Documents, (ii) exercise or refrain from exercising any powers or rights which the Senior Lenders (and such Agent(s)) may have thereunder and (iii) make loans and other financial accommodations to the Debtors in addition to the loans made on the date hereof, it being understood and agreed that no such modification, amendment, consent, waiver, release, exercise, failure to exercise or financial accommodation shall affect, release, or impair any of the subordination rights or other rights and benefits afforded to the Senior Lenders (and such Agent(s)) under this Note or give rise to any liabilities on the part of the Senior Lenders (or such Agent(s)) to the Subordinated Lender. Notwithstanding the foregoing, no such amendment, restatement, waiver, or other modification shall, without the prior written consent of the Subordinated Lender, (A) increase the principal amount of the Senior Obligations in excess of the Maximum Senior Debt Amount then in effect,
(B) further limit the right of the Debtors to amend or otherwise modify the Subordinated Agreements, or (C) prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to, the Subordinated Notes in a manner that is more restrictive than the prohibitions and restrictions currently contained in the Senior Credit Documents (as in effect as of the date hereof).

         (b) Without limiting the generality of the foregoing, no right of the Senior Lenders (or their Agent(s), as applicable) to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any act or failure to act on the part of any Debtor or the Subordinated Lender, or by any act or failure to act of the Senior Lenders (or such Agent(s)), or by any non-compliance by any Debtor with any of the terms, provisions and covenants of this Note or any other Senior Credit Document, regardless of any knowledge thereof that the Senior Lenders (or such Agent(s)) may have or be charged with.

         5. Relative Rights. Nothing contained in this Section 5 is intended to or shall impair, as between each Debtor, its creditors other than the Senior Lenders, and the Subordinated Lender, the obligation of such Debtor, which is absolute and unconditional, to pay to the Subordinated Lender when due the principal of and the interest on the Subordinated Obligations, or is intended to or shall affect the relative rights of the Subordinated Lender and the creditors of each Debtor other than the Senior Lenders.

         6. Subrogation. After all amounts payable under or in respect of Senior Obligations are indefeasibly paid in full in cash, the Subordinated Lender shall be subrogated to the rights of holders of Senior Obligations to receive payments or distributions applicable to Senior Obligations to the extent that distributions otherwise payable to the Subordinated Lender have been applied to the payment of Senior Obligations. A distribution made under this Part B to a holder of Senior Obligations which otherwise would have been made to the Subordinated Lender is not, as between the applicable Debtor, on the one hand, and the Subordinated Lender, on the other hand, a payment by any Debtor on Senior Obligations.

         7. Reliance. The Subordinated Lender acknowledges notice that, in entering into the Senior Credit Agreements and electing to hold the Senior Obligations, each of the Senior Lenders is relying, and will rely, on the subordination of the Subordinated Obligations provided herein. The Subordinated Lender expressly waives all notice of the acceptance of, or reliance on, the provisions of this Part B by the Senior Lenders.

         8. Miscellaneous.

         8.1 Conforming Agreement; Reinstatement. The agreements of the Borrower and the Subordinated Lender set forth in this Part B shall be continuing agreements and shall be irrevocable and shall remain in full force and effect so long as there are Senior Obligations outstanding or committed to be advanced. The liability of the Subordinated Lender hereunder shall be reinstated and revived, and the rights of the Senior Lenders (and their Agent(s), as applicable) shall continue, with respect to any amount at any time paid on account of the Senior Obligations which shall thereafter be required to be restored or returned by any Senior Lender in any Bankruptcy or Liquidation Event (including without limitation any repayment made pursuant to any provision of Chapter 5 of Title 11, United States Code), all as though such amount had not been paid.

         8.2 Application of Payments. The Subordinated Lender hereby agrees that all payments received by the Senior Lenders (or their Agent(s), as applicable) may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Lenders, in their sole discretion, deem appropriate, in accordance with the provisions of their respective Senior Credit Agreements.

         8.3 Specific Performance. The Subordinated Lender hereby waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of this Note in any action brought therefor by or on behalf of the Senior Lenders.

         8.4 Modification of Part B. The provisions of this Part B are for the benefit of the holders from time to time of Senior Obligations and, so long as any Senior Obligations remain unpaid, may not be modified, rescinded or canceled in whole or in part (except insofar as the effect thereof would be to cause such provisions to be more favorable to the Senior Lenders, without the prior written consent thereto of all the Senior Lenders.

         C. General Terms.

         1. The Borrower, for itself and its legal representatives, successors and assigns, to the extent it may lawfully do so, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consents that the Subordinated Lender may, subject to the Subordinated Note Agreement, release or surrender, exchange or substitute any personal property or other collateral security which may (without limiting the generality of Part B(3)) hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Subordinated Note Agreement without in any way affecting the liability of the Borrower; provided that such modifications do not increase the obligations hereunder.

         2. This Note is one of the "Subordinated Notes" referred to in, and is entitled to the benefits of, the Subordinated Note Agreement (including Schedules and Exhibits thereto) and all other instruments and agreements evidencing the indebtedness outstanding hereunder, which Subordinated Note Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall, subject to the provisions of the Subordinated Note Agreement, entitle the Subordinated Lender to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Subordinated Note Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Subordinated Note Agreement and the provisions of Part B hereof.

         3. All agreements between the Borrower and the Subordinated Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Subordinated Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Subordinated Note Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Subordinated Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Borrower and the Subordinated Lender.

         4. If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrower will pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Borrower.

         5. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED, IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

                   [Balance of Page Left Blank Intentionally]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized representative as of the date first above written.


WITNESS                                  TIMEPAYMENT CORP., LLC


                                         By_____________________________________
                                            Name:_______________________________
                                            Title: _____________________________



  [Signature Page to Subordinated Note issued to Ampac Capital Solutions, LLC]

                          ACKNOWLEDGEMENT AND AGREEMENT

MicroFinancial Incorporated hereby assents and agrees to the provisions of Section A.3 of the foregoing Subordinated Promissory Note as of the date first written therein.


WITNESS                                      MICROFINANCIAL INCORPORATED


______________________________________       By_________________________________
                                                Name:  _________________________
                                                Title:  ________________________